                                                                   EXHIBIT 10.13


                              TERMINATION AGREEMENT


         THIS TERMINATION AGREEMENT, made as of this 7th day of November, 1997, by and between B. CLYDE PRESLAR (Preslar) and LANCE, INC. (Lance).

                              STATEMENT OF PURPOSE

         In connection with the execution by Preslar and Lance of the Executive Severance Agreement dated the date hereof, Preslar and Lance have agreed that the Salary Continuation Agreement dated April 28, 1996 shall be terminated along with the letter agreement dated March 22, 1996 from Lance to Preslar.

         NOW, THEREFORE, in consideration of the mutual promises and agreements contained herein, the parties hereto agree as follows:

         1. TERMINATION. The Salary Continuation Agreement dated April 29, 1996 between Preslar and Lance and the letter agreement from Lance to Preslar dated March 22, 1996 are hereby terminated in all respects and are of no further force or effect.

         2. MISCELLANEOUS. This Agreement shall be binding upon the parties hereto, their heirs and assigns; this Agreement may not be amended or modified except by written amendment signed by the parties hereto and this Agreement shall be construed and interpreted under the laws of the State of North Carolina.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.


                                                     /s/ B. Clyde Preslar
                                                     ---------------------------
                                                     B. Clyde Preslar


                                                     LANCE, INC.


                                                     By /s/ P. A. Stroup III
                                                       -------------------------
                                                        President